MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2003-HC1

Payment Number	25
Beginning Date of Collection Period	01-Jun-05
End Date of Collection Period	30-Jun-05
Payment Date	20-Jul-05
Previous Payment Date	20-Jun-05

Funds Disbursement
Collected Funds	21,691,132.45
Available Payment Amount	21,501,904.58
Principal Collections	18,408,379.30
Interest Collections (net of servicing fee)	3,093,525.28
Net of Principal Recoveries	3,064,988.34
Principal Recoveries	28,536.94
Servicing Fee	189,227.87
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	21,691,132.45
Interest Paid to Notes	904,655.41
Principal Paid to Notes	19,319,310.82
Transferor - pursuant to 5.01 (a) (xii)	1,277,938.35
Servicing Fee	189,227.87

Pool Balance
Beginning Pool Balance	454,146,883.03
Principal Collections (including repurchases)	18,408,379.30
Additional Principal Reduction Amount	910,931.52
Ending Pool Balance	434,827,572.21

Collateral Performance
Cash Yield (% of beginning balance)	8.60%
Loss Rate (net of principal recoveries; % of beginning balance)	2.33%
Net Yield	6.27%
Realized Losses	882,394.58
Cumulative Realized Losses	10,180,930.59
Cumulative Loss Percentage	0.78%
Delinquent Loans
One Payment Principal Balance of loans	18,639,257.78
One Payment Number of loans	168
Two Payments Principal Balance of loans	4,496,541.60
Two Payments Number of loans	43
Three+ Payments Principal Balance of loans	30,072,248.11
Three+ Payments Number of loans	297

Two+ Payments Delinquency Percentage	7.95%
Two+ Payments Rolling Average	7.87%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.02
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.04
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 3.01
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,929
Number outstanding end of period	3,777
Number of REO as of the end of the Collection Period	104
Principal Balance of REO as of the end of the Collection Period	8,241,523.91

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,277,938.35
Principal Payment Amount	18,408,379.30
Principal Collections	18,408,379.30
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.26000%
Class A Formula Rate (1-mo. Libor plus 35bps)	3.61000%
Class A Note Rate	3.61000%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.91000%
Class M Note Rate	3.91000%
Available Funds Cap	8.55409%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	16.870632
2. Principal Payment per $1,000	16.125859
3. Interest Payment per $1,000	0.744774

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.61000%
2. Days in Accrual Period	30

3. Class A Interest Due	743,145.52
4. Class A Interest Paid	743,145.52
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	247,028,982.12
2. Class A Principal Due	16,090,607.52
3. Class A Principal Paid	16,090,607.52
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	230,938,374.60

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	24.757017%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	23.144431%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	53.110334%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	16.932525
2. Principal Payment per $1,000	16.125859
3. Interest Payment per $1,000	0.806666

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.91000%
2. Days in Accrual Period	30

3. Class M Interest Due	161,509.89
4. Class M Interest Paid	161,509.89
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	49,568,251.97
2. Class M Principal Due	3,228,703.30
3. Class M Principal Paid	3,228,703.30
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	46,339,548.67

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	24.757017%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	23.144431%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	10.656994%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on July 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of July, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer